                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                             INVESCO DYNAMICS FUND

A Special Meeting ("Meeting") of Shareholders of Invesco Dynamics Fund was held on April 24, 2013. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                       Votes   Votes   Broker
Matter                                     Votes For  Against Abstain Non-Votes
------                                     ---------- ------- ------- ---------
(1) Approval of an Agreement and Plan of
    Reorganization........................ 15,639,017 862,075 840,001     0

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                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                      INVESCO HIGH YIELD SECURITIES FUND

A Special Meeting ("Meeting") of Shareholders of Invesco High Yield Securities Fund was held on April 24, 2013, was adjourned until May 20, 2013, and was further adjourned until July 2, 2013. The Meeting on July 2, 2013 was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization.

The July 2, 2013 results of the voting on the above matter were as follows:

                                                       Votes   Votes   Broker
Matter                                      Votes For Against Abstain Non-Votes
------                                      --------- ------- ------- ---------
(1) Approval of an Agreement and Plan of
    Reorganization......................... 3,032,218 171,756 307,635     0

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                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                          INVESCO MUNICIPAL BOND FUND

A Special Meeting ("Meeting") of Shareholders of Invesco Municipal Bond Fund was held on April 24, 2013. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                    Votes     Votes    Broker
Matter                                 Votes For   Against   Abstain  Non-Votes
------                                 ---------- --------- --------- ---------
(1) Approval of an Agreement and Plan
    of Reorganization................. 32,162,593 2,569,633 1,887,958     0